[TEREX LOGO]

                     NEWS RELEASE NEWS RELEASE NEWS RELEASE

For information contact: Tom Gelston - Director, Investor Relations (203)
222-5943

                 TEREX CORRECTS THIRD QUARTER SEGMENT BREAKDOWN

         WESTPORT, CT, November 4, 2004 -- Terex Corporation (NYSE: TEX) previously announced that effective for the third quarter of 2004, it has realigned certain operations in an effort to strengthen its ability to service customers and to recognize certain organizational efficiencies. The Materials Processing Group, formerly part of the Roadbuilding, Utility Products and Other Segment, is now consolidated with the Terex Mining Group under the Terex Materials Processing & Mining Segment. The Terex Light Construction and Load King businesses, formerly part of the Roadbuilding, Utility Products and Other Segment, are now part of the Aerial Work Platforms Segment.

         Terex today announced that it has revised certain historical segment results for the three month and nine month periods ended September 30, 2003 as previously presented in its press release dated October 27, 2004 reporting its results of the third quarter of 2004. These revisions correct the allocation of certain items among the segments, namely the reporting of certain product lines, allocation of special items including the second quarter of 2003 goodwill impairment charge, and intercompany eliminations between Terex's Materials Processing & Mining Segment and its Roadbuilding, Utility Products and Other Segment resulting from the realignment of these two segments. These corrections do not impact Terex's consolidated financial results for the three month and nine month periods ended September 30, 2004.

         Financial tables reflecting the correct historical segment data for the three months and nine months ended September 30, 2004 and September 30, 2003 are attached to this release. Terex has made available on its website, www.terex.com, a copy of its October 27, 2004 release incorporating this corrected information. Additionally, Terex has made available on its website a document presenting its historical financial performance, by segment, on a quarterly basis, commencing with the first quarter of 2003, and reflecting the new reporting structure.

Safe Harbor Statement

         The above contains forward-looking statements based on Terex's current expectations and projections about future events. Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond Terex's control, include among others: Terex's business is highly cyclical and weak general economic conditions may affect the sales of its products and its financial results; the sensitivity of construction, infrastructure and mining activity and products produced for the military to interest rates and government spending; the ability to successfully integrate acquired businesses; the retention of key management personnel; Terex's businesses are very competitive and may be affected by pricing, product initiatives and other actions taken by competitors; the effects of changes in laws and regulations; Terex's business is international in nature and is subject to changes in exchange rates between currencies, as well as international politics; the ability of suppliers to timely supply Terex parts and components at competitive prices; the financial condition of suppliers and customers, and their continued access to capital; Terex's ability to timely manufacture and deliver products to customers; Terex's significant amount of debt and its need to comply with restrictive covenants contained in Terex's debt agreements; compliance with applicable environmental laws and regulations; until the review by Terex of its intercompany accounts is concluded, no assurance can be given that the financial statement adjustments, impacts and periods described in this or other Terex press release are final or that there may not be additional adjustments to the financial statements identified; and other factors, risks, uncertainties more specifically set forth in Terex's public filings with the SEC. Actual events or the actual future results of Terex may differ materially from any forward looking statement due to those and other risks, uncertainties and significant factors. The forward-looking statements herein speak only as of the date of this release. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this release to reflect any changes in Terex's expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

         Terex Corporation is a diversified global manufacturer with 2003 net sales of $3.9 billion. The Company operates in five business segments: Terex Construction, Terex Cranes, Terex Aerial Work Platforms, Terex Materials Processing & Mining, and Terex Roadbuilding, Utility Products and Other. Terex manufactures a broad range of equipment for use in various industries, including the construction, infrastructure, quarrying, recycling, surface mining, shipping, transportation, refining, utility and maintenance industries. Terex offers a complete line of financial products and services to assist in the acquisition of Terex equipment through Terex Financial Services. More information on Terex can be found at www.terex.com.





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                                Terex Corporation
           500 Post Road East, Suite 320, Westport, Connecticut 06880
          Telephone: (203) 222-7170, Fax: (203) 222-7976, www.terex.com



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




                                     Table I
                       TEREX CORPORATION AND SUBSIDIARIES
                                  (in millions)
                                   (unaudited)

                                                                   For the Three Months Ended September 30,
                                          ------------------------------------------------------------------------------------------
                                                             2004                                           2003
                                          ---------------------------------------------   ------------------------------------------

                                                              Special        Excluding                       Special       Excluding
                                                   GAAP         Items    Special Items            GAAP         Items   Special Items
                                          ---------------------------------------------   ------------------------------------------
Sales
   Construction (1)..................... $        418.5 $         --- $          418.5   $       307.2 $         --- $       307.2
   Cranes (2)...........................          269.3           ---            269.3           234.1           ---         234.1
   Aerial Work Platforms ...............          235.8           ---            235.8           150.7           ---         150.7
   Materials Processing & Mining .......          160.4           ---            160.4            90.1           ---          90.1
   Roadbuilding, Utility Products &
     Other .............................          190.4           ---            190.4           124.3           ---         124.3
   Corp / Eliminations .................          (22.6)          ---            (22.6)            ---           ---           ---
                                          -------------- ------------- ----------------   ------------- ------------- -------------
      Total............................. $      1,251.8 $         --- $        1,251.8   $       906.4 $         --- $       906.4
                                          ============== ============= ================   ============= ============= =============

Gross Profit
   Construction (1)..................... $         55.4 $         1.1 $           56.5   $        39.7 $         --- $        39.7
   Cranes (2)...........................           29.2          (0.2)            29.0            25.5           1.3          26.8
   Aerial Work Platforms ...............           41.7           ---             41.7            33.9           ---          33.9
   Materials Processing & Mining .......           23.1           ---             23.1            17.3           ---          17.3
   Roadbuilding, Utility Products &
     Other .............................           23.6           ---             23.6            17.1           ---          17.1
   Corp / Eliminations .................           (0.1)          ---             (0.1)            ---           ---           ---
                                          -------------- ------------- ----------------   ------------- ------------- -------------
      Total............................. $        172.9 $         0.9 $          173.8   $       133.5 $         1.3 $       134.8
                                          ============== ============= ================   ============= ============= =============

SG&A
   Construction (1)..................... $         35.8 $         --- $           35.8   $        25.1 $        (0.5)$        24.6
   Cranes (2)...........................           24.7           ---             24.7            20.1          (0.2)         19.9
   Aerial Work Platforms ...............           16.4           ---             16.4            16.2           ---          16.2
   Materials Processing & Mining .......           14.1           ---             14.1            12.4           ---          12.4
   Roadbuilding, Utility Products &
     Other .............................           20.6           ---             20.6            14.5           ---          14.5
   Corp / Eliminations .................            2.0           ---              2.0             0.8           0.8           1.6
                                          -------------- ------------- ----------------   ------------- ------------- -------------
      Total............................. $        113.6 $         --- $          113.6   $        89.1 $         0.1 $        89.2
                                          ============== ============= ================   ============= ============= =============

Income (Loss) from Operations
   Construction (1)..................... $         19.6 $         1.1 $           20.7   $        14.6 $         0.5 $        15.1
   Cranes (2)...........................            4.5          (0.2)             4.3             5.4           1.5           6.9
   Aerial Work Platforms ...............           25.3           ---             25.3            17.7           ---          17.7
   Materials Processing & Mining .......            9.0           ---              9.0             4.9           ---           4.9
   Roadbuilding, Utility Products &
     Other .............................            3.0           ---              3.0             2.6           ---          2.6
   Corp / Eliminations .................           (2.1)          ---             (2.1)           (0.8)         (0.8)        (1.6)
                                          -------------- ------------- ----------------   ------------- ------------- -------------
      Total............................. $         59.3 $         0.9 $           60.2   $        44.4 $         1.2 $       45.6
                                          ============== ============= ================   ============= ============= =============



(1) Special items relate primarily to period costs associated with the restructuring of previously announced restructuring programs and the write-down of certain assets in conjunction with a divestiture.
(2) Special items relate to the completion of the costs associated with the closure and sale of the RO boom truck facility

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




                               Table I (continued)
                       TEREX CORPORATION AND SUBSIDIARIES
                                  (in millions)
                                   (unaudited)

                                                                   For the Nine Months Ended September 30,
                                          ------------------------------------------------------------------------------------------
                                                             2004                                           2003
                                          ---------------------------------------------   ------------------------------------------
                                                              Special        Excluding                       Special       Excluding
                                                   GAAP         Items    Special Items            GAAP         Items   Special Items
                                          ---------------------------------------------   ------------------------------------------
Sales
   Construction (1)..................... $      1,283.2 $         --- $        1,283.2   $     1,008.1 $         --- $     1,008.1
   Cranes (2)...........................          755.4           ---            755.4           745.0           ---         745.0
   Aerial Work Platforms ...............          677.9           ---            677.9           493.4           ---         493.4
   Materials Processing & Mining (3)....          389.7           ---            389.7           298.9           ---         298.9
   Roadbuilding, Utility Products &
     Other (4)..........................          579.5           ---            579.5           370.2           ---         370.2
   Corp / Eliminations .................          (53.7)          ---            (53.7)          (32.7)          ---         (32.7)
                                          -------------- ------------- ----------------   ------------- ------------- -------------
      Total............................. $      3,632.0 $         --- $        3,632.0   $     2,882.9 $         --- $     2,882.9
                                          ============== ============= ================   ============= ============= =============

Gross Profit
   Construction (1)..................... $        170.3 $         9.6 $          179.9   $       134.7 $         2.1 $       136.8
   Cranes (2)...........................           92.5           0.5             93.0            74.5          10.6          85.1
   Aerial Work Platforms ...............          133.9           ---            133.9           104.0           1.1         105.1
   Materials Processing & Mining (3)....           61.4           0.4             61.8            35.7          14.1          49.8
   Roadbuilding, Utility Products &
     Other (4)..........................           70.3           0.3             70.6            31.2          17.1          48.3
   Corp / Eliminations .................           (0.2)          ---             (0.2)           (0.3)          ---          (0.3)
                                          -------------- ------------- ----------------   ------------- ------------- -------------
      Total............................. $        528.2 $        10.8 $          539.0   $       379.8 $        45.0 $       424.8
                                          ============== ============= ================   ============= ============= =============

SG&A
   Construction (1)..................... $        112.1 $        (0.6) $         111.5   $        86.9 $        (0.6) $       86.3
   Cranes (2)...........................           71.0          (1.0)            70.0            60.8          (0.7)         60.1
   Aerial Work Platforms ...............           52.5           ---             52.5            47.2          (0.2)         47.0
   Materials Processing & Mining (3)....           40.3           ---             40.3            35.8          (1.7)         34.1
   Roadbuilding, Utility Products &
     Other (4)..........................           61.5           ---             61.5            41.5          (0.1)         41.4
   Corp / Eliminations .................            7.4           ---              7.4             7.0          (4.5)          2.5
                                          -------------- ------------- ----------------   ------------- ------------- -------------
      Total............................. $        344.8 $        (1.6) $         343.2   $       279.2 $        (7.8) $      271.4
                                          ============== ============= ================   ============= ============= =============

Goodwill Impairment
   Materials Processing & Mining (5).... $          --- $         --- $            ---   $        27.5 $       (27.5) $        ---
   Roadbuilding, Utility Products &
     Other (5)..........................            ---           ---              ---            23.8         (23.8)          ---
                                          -------------- ------------- ----------------   ------------- ------------- -------------
      Total............................. $          --- $         --- $            ---   $        51.3 $       (51.3) $        ---
                                          ============== ============= ================   ============= ============= =============

Income (Loss) from Operations
   Construction (1)..................... $         58.2 $        10.2 $           68.4   $        47.8 $         2.7 $        50.5
   Cranes (2)...........................           21.5           1.5             23.0            13.7          11.3          25.0
   Aerial Work Platforms ...............           81.4           ---             81.4            56.8           1.3          58.1
   Materials Processing & Mining (3)....           21.1           0.4             21.5           (27.6)         43.3          15.7
   Roadbuilding, Utility Products &
     Other (4)..........................            8.8           0.3              9.1           (34.1)         41.0           6.9
   Corp / Eliminations .................           (7.6)          ---             (7.6)           (7.3)          4.5          (2.8)
                                          -------------- ------------- ----------------   ------------- ------------- -------------
      Total............................. $        183.4 $        12.4 $          195.8   $        49.3 $       104.1 $       153.4
                                          ============== ============= ================   ============= ============= =============


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(1)  Special items relate primarily to period costs associated with the restructuring of previously announced restructuring programs, write-down of certain assets in conjunction with a divestiture, as well as a liability associated with a pre-acquisition commitment at O&K
(2) Special items relate primarily to the costs associated with the sale of discontinued parts business activities, the gain associated with the closure and sale of the Aerials Ireland facility and costs associated with a previously announced Crane group restructuring program
(3) Special items relate primarily to the costs associated with the sale of discontinued parts business activities
(4) Special items relate primarily to the restructuring of a Terex Utilities distribution location
(5) Special items relate to goodwill impairment charges calculated when Terex's Cedarapids facility and Roadbuilding business were in the same reporting segment. The impairment charge has been reclassified into the newly realigned reporting segments as applicable.



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